UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-01682)

Exact name of registrant as specified in charter:	Putnam Voyager Fund

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	July 31, 2011

Date of reporting period:	August 1, 2010 — July 31, 2011

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PVOYX

Putnam Voyager Fund

Annual report 7|31|11

A world of investing.™
Putnam INVESTMENTS
GROWTH FUNDS look for stocks of companies that have the potential to grow over time.

Putnam
Voyager
Fund

Annual report
7 | 31 | 11

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	10

Your fund’s expenses	13

Terms and definitions	15

Trustee approval of management contract	16

Other information for shareholders	20

Financial statements	21

Federal tax information	51

About the Trustees	52

Officers	54

Consider these risks before investing: Investments in small and/or midsize companies increase the risk of greater price fluctuations. Growth stocks may be more susceptible to earnings disappointments, and the market may not favor growth-style investing.

Message from the Trustees

Dear Fellow Shareholder:

In early August, equity markets around the world were rocked by indications of slowing economic growth and worsening debt issues in Europe and the United States. Significantly, Standard & Poor’s downgraded U.S. sovereign debt to AA+ from AAA on August 5. Markets did show signs of stabilizing after the initial shock wore off, but it seems clear that volatility will be with us in the near term.

Putnam’s investment team believes the downgrade will have limited impact on the real economy today and that many investment opportunities still exist. Long-term investors are wise to seek the counsel of their financial advisors during volatile times and to remember that market volatility historically has served as an opportunity for nimble managers to both guard against risk and pursue new opportunities. We believe that Putnam’s active, research-intensive investment approach offers shareholders a potential advantage in this environment.

We would like to thank John A. Hill, who has served as Chairman of the Trustees since 2000 and who continues on as a Trustee, for his service. We are pleased to announce that Jameson A. Baxter is the new Chair, having served as Vice Chair since 2005 and a Trustee since 1994. Ms. Baxter is President of Baxter Associates, Inc., a private investment firm, and Chair of the Mutual Fund Directors Forum. In addition, she serves as Chair Emeritus of the Board of Trustees of Mount Holyoke College, Director of the Adirondack Land Trust, and Trustee of the Nature Conservancy’s Adirondack Chapter.

Lastly, we would like to take this opportunity to welcome new shareholders to the fund and to thank all of our investors for your continued confidence in Putnam.

Putnam Voyager Fund

# A veteran stock picker targets large growing companies

For more than 40 years, Putnam Voyager Fund has invested in the growth potential of U.S. companies. Today the fund is managed by industry veteran Nick Thakore, who began his career in 1993 and has invested through every kind of market. Backed by a team of skilled analysts, Nick looks for companies that have the potential to grow revenues and earnings at a rate that the market underestimates.

"In difficult markets, I try to capitalize on investor skepticism. I keep my focus on the companies themselves and don't get distracted by the 'noise.' When the market is strong, I look for stocks to sell when others may be getting too caught up in the rally."

**Nick C. Thakore**
Portfolio Manager
*Putnam's Co-Head of U.S. Equities, Nick has been in the investment industry since 1993.*

### A combination of earnings growth and attractive stock prices

Nick Thakore looks for companies that are poised for rapid growth, but he also keeps a careful eye on stock prices. Overall, companies in the fund's portfolio have had faster earnings growth rates than those in the benchmark, but their price/earnings ratios have been lower, which means the stocks were generally less expensive. Seeking attractive valuations helps mitigate risk if a company's anticipated growth fails to materialize.

### Seeking growth — without paying too much

Putnam Voyager Fund holdings
Russell 1000 Growth Index holdings
16.6%
13.8%
14.4x
18.8x
Earnings-per-share growth (historical five-year growth rate)
Price/earnings ratio (trailing 12 months)

Data as of 6/30/11.

*Source: Putnam research.*

*The Russell 1000 Growth Index is an unmanaged index of those companies in the large-cap Russell 1000 index chosen for their growth orientation. You cannot invest directly in an index. Price/earnings ratio is a measure of a company's market capitalization divided by its total earnings. Earnings-per-share growth rates reflect the average change in a company's total earnings per share each year over the five years ended 6/30/11.*

2

3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 5 and 10–12 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* The fund’s benchmark, the Russell 1000 Growth Index, was introduced on 12/31/78, which post-dates the inception of the fund’s class A shares.

Interview with your fund’s portfolio manager

Nick C. Thakore

Stocks turned increasingly volatile in the second half of the fund’s fiscal year, which ended July 31, 2011. What has driven this negative performance?

Investor belief in the economic recovery’s endurance was shaken in 2011 due to a combination of events. China, a critical source of global economic activity, began raising interest rates to curb the potential inflationary impact of growth in that country. Around the time of the Middle East uprisings, oil prices briefly hit $120 per barrel before declining again. The Federal Reserve’s $600 billion stimulus program ceased at the end of June, and investors displayed renewed concern about sovereign debt issues both in Europe and the United States.

Significantly, just after the close of the period, rating agency Standard & Poor’s [S&P] downgraded U.S. debt by one notch to AA+. The combination of this negative news and uncertainty among investors about its significance led to a great deal of volatility in early August.

Why has the fund’s performance lagged its benchmark index?

My approach in managing Putnam Voyager Fund has always been to seek a portfolio of stocks that have superior outlooks for earnings and cash-flow growth over the next couple of years, but that also have a superior combination of growth and valuation. This approach has led to a portfolio that today favors cyclical growth stocks over stable growth stocks, and to other stocks that are more controversial in nature.

While my strategy has not changed, it did lead to underperformance during the second half of the period, and I believe there are

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 7/31/11. See pages 4 and 10–12 for additional fund performance information. Index descriptions can be found on page 15.

three reasons for this. First, the market has dramatically shifted its view of the economic recovery, and that affected the kind of stocks that performed well during the period. Defensive stocks sharply outperformed cyclical stocks, which tend to benefit when economic growth is stronger. More controversial companies generally performed poorly. In the growth universe, the cheapest stocks performed poorly, and the most expensive stocks performed well.

The second factor that detracted from performance was the macroeconomic shocks around the globe. The fund had some direct Japanese exposure, for example, at the time of the earthquake and tsunami. The fund also had exposure to automobile stocks and several technology positions, which were negatively affected by the supply-chain disruptions following the catastrophe. The high price of oil up until May hurt oil and airline stocks in the portfolio.

Finally, some stock-specific returns detracted from the fund’s performance during the year. These include out-of-benchmark positions in U.K. mining company Vedanta Resources, Goldman Sachs, and OfficeMax, as well as an overweight position in Hewlett-Packard.

Have recent market events altered the fund’s positioning?

The investment approach remains the same, and while there have been some adjustments in positions, no wholesale repositioning has occurred. I believe the odds of recession are higher than before, but recession is still not my base case in the near term. It is important to realize that we are in a negative feedback loop that could perpetuate itself. Additionally, the European debt situation and economic outlook are troubling, and investor confidence is lacking in both the United States and Europe. On the positive side, however, many U.S. corporations have reacted favorably to

Allocations are represented as a percentage of the fund’s net assets. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

economic events so far, oil prices are lower than earlier this year, rebuilding/rebounding from the Japan earthquake may help second half growth, and there are early signs of emerging markets entering an interest rate easing cycle.

I believe the market has likely already discounted at least a mild recession. Many stocks vulnerable to recession have sold off so hard that in my view the risk/reward metrics remain favorable. In terms of cyclical exposure, I have looked to lighten positions in stocks with higher leverage and with greater downside to recessionary earnings, while maintaining or adding to positions where balance sheets are strong, free-cash-flow generation is high, buyback activity is strong, and the stock appears to have reasonably discounted a recessionary outlook already.

The biggest positive, in my view, is that corporations are in great shape in terms of balance sheets, cash-flow generation and earnings. Companies are aggressively buying back stock, and insiders are also buying at a heightened rate. If we re-enter a recession, most companies should have substantially higher earnings than in past cycles because of structurally improved cost structures and balance sheets. Additionally, a slowdown, if it occurs, may be milder in the United States than the last cycle, because there is less leverage in the financial system and because many elements of the economy, such as housing, are still hovering near historic lows.

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 7/31/11. Short-term holdings are excluded. Holdings will vary over time.

How have recent market events changed equity valuations?

Losses since April have made valuations more compelling, in my estimation, pushing the price of the S&P 500 Index to roughly 12 times this year’s earnings. Meanwhile, many U.S. corporations continue to generate near-record profits. One of the reasons I am cautiously optimistic about the coming fiscal year is that today’s negative sentiment may provide a catalyst for change in psychology if investors refocus on the evidence of record earnings rather than on the fear of another recession. However, it is important to recognize that this optimism is rooted in a scenario in which investors gain confidence in the economic rebound.

What are some examples of stocks that aided performance during the year?

Apple, the fund’s largest holding, was also one of its top performers during the year. Apple has consistently beaten sales and earnings estimates; enjoys a loyal customer base; and has a tremendous balance sheet, with no debt and more than $76 billion in cash. Other top performers included Irish biotechnology company Elan and U.S. health insurer Aetna.

Did you employ derivatives to execute any strategies during the period?

Derivatives generally represent a small amount of the fund’s assets and are primarily used to help improve a risk-reward relationship versus owning the underlying security. It is also a means to help manage overall risk in the portfolio.

How are you approaching the coming fiscal year?

Throughout my career, I have sought to find stocks that represent better-than-average growth potential but are trading at below-average valuation. As a result of recent

This chart shows the fund’s largest allocation shifts, by percentage, over the past six months. Weightings are shown as a percentage of net assets. Chart data reflect a new calculation methodology that went into effect within the past six months. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings will vary over time.

market performance, I believe the portfolio — which is diversified across multiple sectors and companies — now exhibits some of the most compelling growth and valuation metrics of my career. Many stocks in the portfolio have performed poorly despite the fact that earnings expectations haven’t changed. The valuation side of this equation can help act as a buffer during periods when equity prices are falling.

We are in a period of unusually high macroeconomic uncertainty and volatility. Such periods often create greater inefficiencies and greater stocks-picking opportunities. I am focused on taking advantage of such opportunities, applying my investment approach consistently, factoring in the possibility of different economic scenarios, and staying flexible.

Thanks, Nick, for your time and insights.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Nick C. Thakore is Co-Head of U.S. Equities at Putnam. He has an M.B.A. from the Wharton School of the University of Pennsylvania and a B.B.A. from the University of Michigan. Nick joined Putnam in 2008 and has been in the investment industry since 1993.

IN THE NEWS

Lower corporate debt, higher profits, and record cash on hand are factors fueling a positive outlook for U.S. mergers and acquisitions, according to a recent study of the world’s 1,000 largest companies by KPMG International. Among the 338 U.S. companies in the survey, net debt is projected to decline 34% by June 2012, compared with a 19% decline projected for their global peers. Lower debt levels may enhance the ability of corporations to pursue acquisitions. U.S. corporations in general have also continued to report robust profits this year. Through August 9, of the 441 S&P 500 companies that had reported second-quarter earnings, 69.6% beat analyst estimates, according to Standard & Poor’s research. By the end of the first quarter, U.S. firms held nearly $2 trillion in cash on hand, which could be used to fund business expansion, dividends, stock buy-backs, or mergers and acquisitions.

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended July 31, 2011, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R and class Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 7/31/11

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(4/1/69)		(4/27/92)		(7/26/99)		(12/1/94)		(1/21/03)	(3/31/94)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

Annual average
(life of fund)	10.72%	10.57%	9.75%	9.75%	9.89%	9.89%	10.04%	9.94%	10.45%	10.84%

10 years	24.44	17.29	15.33	15.33	15.37	15.37	18.30	14.15	21.45	27.55
Annual average	2.21	1.61	1.44	1.44	1.44	1.44	1.69	1.33	1.96	2.46

5 years	42.63	34.42	37.24	35.24	37.28	37.28	39.07	34.22	40.82	44.41
Annual average	7.36	6.09	6.54	6.22	6.54	6.54	6.82	6.06	7.09	7.63

3 years	36.48	28.66	33.45	30.45	33.40	33.40	34.48	29.78	35.51	37.51
Annual average	10.92	8.76	10.10	9.27	10.08	10.08	10.38	9.08	10.66	11.20

1 year	13.73	7.18	12.87	7.87	12.86	11.86	13.13	9.19	13.46	13.99

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable.

Recent performance may have benefitted from one or more legal settlements.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance does not reflect conversion to class A shares.

Comparative index returns For periods ended 7/31/11

		Lipper Large-Cap Growth Funds
	Russell 1000 Growth Index	category average*

Annual average (life of fund)	—†	9.44%

10 years	26.71%	24.17
Annual average	2.40	2.10

5 years	30.85	24.41
Annual average	5.52	4.37

3 years	16.87	10.42
Annual average	5.33	3.26

1 year	24.76	23.32

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 7/31/11, there were 780, 688, 596, 373, and 11 funds, respectively, in this Lipper category.

† The fund’s benchmark, the Russell 1000 Growth Index, was introduced on 12/31/78, which post-dates the inception of the fund’s class A shares.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and class C shares would have been valued at $11,533 and $11,537, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,650 after sales charge) would have been valued at $11,415. A $10,000 investment in the fund’s class R and class Y shares would have been valued at $12,145 and $12,755, respectively.

Fund price and distribution information For the 12-month period ended 7/31/11

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	1		—	—	—		1	1

Income	$0.084		—	—	—		$0.067	$0.136

Capital gains	—		—	—	—		—	—

Total	$0.084		—	—	—		$0.067	$0.136

	Before	After	Net	Net	Before	After	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value

7/31/10	$20.12	$21.35	$17.09	$18.74	$18.59	$19.26	$19.80	$20.97

7/31/11	22.80	24.19	19.29	21.15	21.03	21.79	22.40	23.77

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

Fund performance as of most recent calendar quarter
Total return for periods ended 6/30/11

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(4/1/69)		(4/27/92)		(7/26/99)		(12/1/94)		(1/21/03)	(3/31/94)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

Annual average
(life of fund)	10.82%	10.67%	9.85%	9.85%	9.99%	9.99%	10.13%	10.04%	10.54%	10.94%

10 years	24.46	17.29	15.44	15.44	15.44	15.44	18.36	14.21	21.49	27.68
Annual average	2.21	1.61	1.45	1.45	1.45	1.45	1.70	1.34	1.97	2.47

5 years	42.26	34.08	36.97	34.97	37.01	37.01	38.68	33.83	40.49	44.10
Annual average	7.30	6.04	6.49	6.18	6.50	6.50	6.76	6.00	7.04	7.58

3 years	38.21	30.26	35.12	32.12	35.15	35.15	36.17	31.41	37.27	39.26
Annual average	11.39	9.21	10.55	9.73	10.56	10.56	10.84	9.53	11.14	11.67

1 year	28.64	21.23	27.76	22.76	27.65	26.65	28.01	23.56	28.33	28.97

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y

Total annual operating expenses for the fiscal year
ended 7/31/10	1.30%	2.05%	2.05%	1.80%	1.55%	1.05%

Annualized expense ratio for the six-month period
ended 7/31/11*†	1.13%	1.88%	1.88%	1.63%	1.38%	0.88%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

* For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

† Includes a decrease of -0.03% in annualized performance fees for the six months ended 7/31/11.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from February 1, 2011, to July 31, 2011. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$5.43	$9.02	$9.01	$7.82	$6.63	$4.23

Ending value (after expenses)	$937.50	$934.10	$933.80	$935.10	$936.40	$938.80

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 7/31/11. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended July 31, 2011, use the following calculation method. To find the value of your investment on February 1, 2011, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$5.66	$9.39	$9.39	$8.15	$6.90	$4.41

Ending value (after expenses)	$1,019.19	$1,015.47	$1,015.47	$1,016.71	$1,017.95	$1,020.43

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 7/31/11. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA (Bank of America) Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Russell 1000 Growth Index is an unmanaged index of those companies in the large-cap Russell 1000 Index chosen for their growth orientation.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”) and the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”).

The Board of Trustees, with the assistance of its Contract Committee, which consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (“Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. Over the course of several months ending in June 2011, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees on a number of occasions. At the Trustees’ June 17, 2011 meeting, the Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2011. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not evaluated PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, and the costs incurred by Putnam Management in providing services, and

• That the fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. In reviewing management fees, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management or investment style, changes in Putnam Management’s operating costs, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

Most of the open-end Putnam funds have new management contracts, with new fee schedules reflecting the implementation of more competitive fee levels for many funds, complex-wide breakpoints for the open-end funds, and performance fees for some funds. These new management contracts have been in effect for a little over a year — since January or, for a few funds, February, 2010. The Trustees approved the new management contracts on July 10, 2009, and fund shareholders subsequently approved the contracts by overwhelming majorities of the shares voted.

Because these management contracts had been implemented only recently, the Contract Committee had limited practical experience with the operation of the new fee structures. Under its new management contract, your fund has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale in the form of reduced fee levels as assets under management in the Putnam family of funds increase. In addition, your fund’s new management contract provides that its management fees will be adjusted up or down depending upon whether your fund’s performance is better or worse than the performance of an appropriate index of securities prices specified in the management contract. To ensure that the performance comparison was being made over a reasonable period of time, your fund did not begin accruing performance adjustments until January 2011, by which time there was a twelve month period under the new management contract based on which to determine performance adjustments. The Contract Committee observed that the complex-wide breakpoints of the open-end funds and your fund’s performance fee had only been in place for a short while, and the Trustees will examine the operation of this new breakpoint structure and performance fee in future years in light of further experience.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to ensure that expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees and Putnam Management agreed in 2009 to implement certain expense limitations. These expense limitations serve in particular to maintain competitive expense levels for funds with large numbers of small shareholder accounts and funds with relatively small net assets. Most funds had sufficiently low expenses that these expense limitations did not apply. However, in the case of your fund, the first of the expense limitations applied during its fiscal year ending in 2010. The expense limitations were: (i) a contractual expense limitation applicable to all retail open-end funds of 37.5 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to all open-end funds of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, investor servicing fees, distribution fees, investment-related expenses, interest, taxes, brokerage commissions and extraordinary expenses). Putnam Management’s support for these expense limitations was an important factor in the Trustees’ decision to approve the continuance of your fund’s management and sub-management contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Lipper Inc. This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the 1st quintile in effective management fees

(determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the 3rd quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2010 (the first quintile representing the least expensive funds and the fifth quintile the most expensive funds). The fee and expense data reported by Lipper as of December 31, 2010 reflected the most recent fiscal year-end data available in Lipper’s database at that time.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing of such economies of scale as may exist in the management of the funds at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of those fees with fees charged to the funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its institutional clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of several investment oversight committees of the Trustees, which met on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

The Committee noted the substantial improvement in the performance of most Putnam funds during the 2009–2010 period and Putnam Management’s ongoing efforts to strengthen its investment personnel and processes. The Committee also noted the disappointing investment performance of some funds for periods ended December 31, 2010 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that its class A share cumulative total return performance at net asset value was in the following quartiles of its Lipper Inc. peer group (Lipper Large-Cap Growth Funds) for the one-year, three-year and five-year periods ended December 31, 2010 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	1st

Three-year period	1st

Five-year period	1st

Over the one-year, three-year and five-year periods ended December 31, 2010, there were 857, 753 and 634 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft-dollar credits acquired through these means are used primarily to supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft-dollar credits continues to be allocated to the payment of fund expenses. The Trustees indicated their continued intent to monitor regulatory developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the potential benefits associated with fund brokerage and soft-dollar allocations and trends in industry practices to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management contract, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services.

Other information for shareholders

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2011, are available in the Individual Investors section at putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of July 31, 2011, Putnam employees had approximately $350,000,000 and the Trustees had approximately $74,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of
Putnam Voyager Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam Voyager Fund (the “fund”) at July 31, 2011, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at July 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
September 12, 2011

The fund’s portfolio 7/31/11

COMMON STOCKS (92.5%)*	Shares	Value

Aerospace and defense (2.6%)
Embraer SA ADR (Brazil)	554,000	$16,354,080

GeoEye, Inc. †	284,900	11,384,604

Honeywell International, Inc.	480,000	25,488,000

Northrop Grumman Corp.	176,000	10,649,760

Precision Castparts Corp.	361,700	58,371,146

		122,247,590
Airlines (1.8%)
Delta Air Lines, Inc. †	4,043,683	31,904,659

United Continental Holdings, Inc. † S	1,518,198	27,509,748

US Airways Group, Inc. † S	4,176,219	26,059,607

		85,474,014
Auto components (0.1%)
Johnson Controls, Inc. †	176,600	6,525,370

		6,525,370
Automobiles (1.9%)
Fiat SpA (Italy)	1,239,271	12,180,886

Ford Motor Co. †	380,700	4,648,347

General Motors Co. †	566,699	15,686,228

Nissan Motor Co., Ltd. (Japan)	2,217,200	23,647,832

Porsche Automobil Holding SE (Preference) (Germany)	306,109	23,510,617

Volkswagen AG (Preference) (Germany)	56,611	11,309,205

		90,983,115
Biotechnology (2.0%)
Celgene Corp. †	730,900	43,342,370

Cubist Pharmaceuticals, Inc. †	35,700	1,212,729

Dendreon Corp. † S	298,300	11,007,270

Human Genome Sciences, Inc. † S	1,335,300	28,054,653

United Therapeutics Corp. † S	200,500	11,504,690

		95,121,712
Capital markets (2.4%)
Blackstone Group LP (The)	1,223,163	20,316,737

Goldman Sachs Group, Inc. (The)	398,005	53,718,735

KKR & Co. LP	767,459	11,243,274

Morgan Stanley	301,300	6,703,925

State Street Corp.	459,103	19,039,001

		111,021,672
Chemicals (2.1%)
Dow Chemical Co. (The)	673,600	23,488,432

Huntsman Corp.	666,900	12,737,790

LyondellBasell Industries NV Class A (Netherlands)	853,400	33,675,164

Monsanto Co.	225,400	16,562,392

Mosaic Co. (The)	72,300	5,113,056

Potash Corp. of Saskatchewan, Inc. (Canada)	127,200	7,353,432

		98,930,266
Commercial banks (1.5%)
China Construction Bank Corp. (China)	9,006,000	7,256,520

Fifth Third Bancorp	983,500	12,441,275

Industrial and Commercial Bank of China, Ltd. (China)	12,677,000	9,645,128

Wells Fargo & Co.	1,446,500	40,415,210

		69,758,133

COMMON STOCKS (92.5%)* cont.	Shares	Value

Communications equipment (4.4%)
Alcatel-Lucent ADR (France) † S	1,081,000	$4,378,050

Cisco Systems, Inc.	3,401,847	54,327,497

F5 Networks, Inc. †	84,300	7,880,364

Juniper Networks, Inc. †	579,100	13,545,149

Qualcomm, Inc.	2,363,009	129,445,633

		209,576,693
Computers and peripherals (11.4%)
Apple, Inc. †	946,000	369,394,080

EMC Corp. † S	1,536,800	40,079,744

Hewlett-Packard Co.	1,955,000	68,737,800

NetApp, Inc. †	92,500	4,395,600

SanDisk Corp. †	1,351,900	57,496,307

		540,103,531
Construction and engineering (1.0%)
Aecom Technology Corp. † S	191,500	4,737,710

Fluor Corp.	149,000	9,465,970

KBR, Inc.	377,300	13,450,745

KEPCO Engineering & Construction Co., Inc. (South Korea)	242,897	17,279,024

		44,933,449
Consumer finance (0.1%)
Air Lease Corp. 144A F	140,172	3,424,402

		3,424,402
Diversified financial services (1.2%)
Bank of America Corp.	1,494,855	14,515,042

Citigroup, Inc.	437,200	16,762,248

CME Group, Inc.	22,400	6,477,856

JPMorgan Chase & Co.	454,500	18,384,525

		56,139,671
Diversified telecommunication services (0.2%)
Verizon Communications, Inc.	219,600	7,749,684

		7,749,684
Electrical equipment (0.9%)
China Ming Yang Wind Power Group, Ltd. ADS (China) † S	100,769	523,999

Emerson Electric Co.	397,300	19,503,457

GrafTech International, Ltd. †	1,282,300	24,697,098

		44,724,554
Electronic equipment, instruments, and components (1.6%)
Corning, Inc.	2,884,500	45,892,395

KEMET Corp. †	808,878	9,868,312

TE Connectivity, Ltd. (Switzerland)	614,900	21,171,007

		76,931,714
Energy equipment and services (3.7%)
Baker Hughes, Inc.	249,400	19,298,572

National Oilwell Varco, Inc.	488,800	39,382,616

Schlumberger, Ltd.	1,279,487	115,627,240

		174,308,428
Food products (0.2%)
Zhongpin, Inc. (China) † S	1,146,100	11,839,213

		11,839,213
Health-care equipment and supplies (0.6%)
Baxter International, Inc.	387,700	22,552,509

China Medical Technologies, Inc. ADR (China) † S	932,200	6,171,164

		28,723,673

COMMON STOCKS (92.5%)* cont.	Shares	Value

Health-care providers and services (2.5%)
Aetna, Inc.	766,700	$31,810,383

CIGNA Corp.	295,300	14,697,081

Express Scripts, Inc. †	1,087,376	59,001,022

Lincare Holdings, Inc. S	404,100	10,340,919

		115,849,405
Health-care technology (0.3%)
SXC Health Solutions Corp. (Canada) †	237,671	15,004,170

		15,004,170
Hotels, restaurants, and leisure (1.4%)
Carnival Corp.	332,900	11,085,570

Home Inns & Hotels Management, Inc. ADR (China) †	227,600	8,771,704

Las Vegas Sands Corp. †	564,600	26,637,828

Starbucks Corp.	543,900	21,804,951

		68,300,053
Household durables (0.8%)
PDG Realty SA Empreendimentos e Participacoes (Brazil)	4,060,000	21,451,104

Rossi Residencial SA (Brazil)	972,300	7,298,515

Skyworth Digital Holdings, Ltd. (China)	8,646,000	5,568,725

SodaStream International, Ltd. (Israel) † S	57,956	4,251,073

		38,569,417
Household products (0.2%)
Procter & Gamble Co. (The)	163,400	10,047,466

		10,047,466
Independent power producers and energy traders (0.1%)
China Power New Energy Development Co., Ltd. (China) †	44,092,000	2,630,568

China WindPower Group, Ltd. (China) †	35,310,000	2,718,227

		5,348,795
Industrial conglomerates (2.3%)
General Electric Co.	3,103,300	55,580,103

Tyco International, Ltd.	1,199,200	53,112,568

		108,692,671
Insurance (3.4%)
Aflac, Inc.	232,846	10,724,887

Assured Guaranty, Ltd. (Bermuda)	6,269,172	88,708,784

Hartford Financial Services Group, Inc. (The)	1,628,576	38,141,250

MBIA, Inc. † S	1,361,462	12,525,450

Ping An Insurance (Group) Co. of China, Ltd. (China)	1,016,000	9,887,491

		159,987,862
Internet and catalog retail (0.9%)
Priceline.com, Inc. †	76,900	41,345,285

		41,345,285
Internet software and services (3.4%)
Baidu, Inc. ADR (China) †	353,000	55,445,710

Google, Inc. Class A †	155,540	93,897,943

Mail.ru Group, Ltd. 144A GDR (Russia) S	337,107	11,908,067

		161,251,720
IT Services (2.0%)
Accenture PLC Class A S	89,900	5,316,686

Cognizant Technology Solutions Corp. †	142,500	9,956,475

Mastercard, Inc. Class A	17,200	5,215,900

COMMON STOCKS (92.5%)* cont.	Shares	Value

IT Services cont.
Unisys Corp. † §	2,827,056	$58,717,953

Visa, Inc. Class A S	186,907	15,988,025

		95,195,039
Leisure equipment and products (0.6%)
Brunswick Corp.	279,300	6,097,119

Hasbro, Inc.	511,200	20,223,072

		26,320,191
Life sciences tools and services (0.8%)
Sequenom, Inc. † S	1,515,199	10,697,305

Thermo Fisher Scientific, Inc. †	436,600	26,235,294

		36,932,599
Machinery (4.9%)
Cummins, Inc.	330,800	34,694,304

Deere & Co.	356,000	27,949,560

Eaton Corp.	399,200	19,141,640

Ingersoll-Rand PLC	1,018,400	38,108,528

Parker Hannifin Corp.	941,800	74,421,036

Stanley Black & Decker, Inc.	538,000	35,384,260

		229,699,328
Media (2.5%)
Comcast Corp. Class A	2,444,038	58,705,793

DIRECTV Class A †	174,369	8,837,021

Liberty Media Corp. — Capital Ser. A †	31,985	2,552,723

News Corp. Class A	1,573,100	25,201,062

News Corp. Class B	271,500	4,479,750

Walt Disney Co. (The)	480,500	18,556,910

		118,333,259
Metals and mining (4.2%)
Cliffs Natural Resources, Inc.	255,200	22,922,064

Freeport-McMoRan Copper & Gold, Inc. Class B (Indonesia)	848,114	44,916,117

Nucor Corp.	262,800	10,220,292

Rio Tinto PLC (United Kingdom)	316,991	22,149,480

Teck Resources, Ltd. Class B (Canada)	538,500	26,684,032

Vedanta Resources PLC (United Kingdom)	2,508,718	72,300,588

		199,192,573
Multiline retail (1.0%)
Kohl’s Corp.	386,313	21,135,184

Target Corp.	530,400	27,310,296

		48,445,480
Office electronics (0.9%)
Xerox Corp.	4,373,700	40,806,621

		40,806,621
Oil, gas, and consumable fuels (6.1%)
Anadarko Petroleum Corp.	71,500	5,903,040

Apache Corp.	367,320	45,444,830

BG Group PLC (United Kingdom)	1,428,882	33,641,709

Chevron Corp.	112,800	11,733,456

CONSOL Energy, Inc.	101,500	5,440,400

Hess Corp.	576,800	39,545,408

Noble Energy, Inc.	480,600	47,906,208

COMMON STOCKS (92.5%)* cont.	Shares	Value

Oil, gas, and consumable fuels cont.
Occidental Petroleum Corp.	586,000	$57,533,480

Petrohawk Energy Corp. †	384,700	14,691,693

Petroleo Brasileiro SA ADR (Brazil)	754,700	25,637,159

		287,477,383
Paper and forest products (0.5%)
International Paper Co.	760,700	22,592,790

		22,592,790
Pharmaceuticals (1.5%)
Abbott Laboratories	110,900	5,691,388

Alapis Hldg. Industrial and Commercial SA of Pharmaceutical
Chemical Products (Greece) †	615,938	318,460

Auxilium Pharmaceuticals, Inc. † S	926,900	17,370,106

Elan Corp. PLC ADR (Ireland) †	1,005,200	11,117,512

Jazz Pharmaceuticals, Inc. † S	172,400	6,977,028

Johnson & Johnson	39,495	2,558,881

Merck & Co., Inc.	273,500	9,334,555

Pfizer, Inc.	419,732	8,075,644

Sanofi (France)	9,035	701,200

Sanofi CVR (France) †	2,181,700	2,530,772

Teva Pharmaceutical Industries, Ltd. ADR (Israel)	132,786	6,193,139

		70,868,685
Real estate investment trusts (REITs) (0.1%)
CreXus Investment Corp. R	419,800	4,412,098

		4,412,098
Real estate management and development (1.0%)
BR Malls Participacoes SA (Brazil)	2,322,692	27,028,233

CB Richard Ellis Group, Inc. Class A †	890,700	19,417,260

		46,445,493
Semiconductors and semiconductor equipment (3.5%)
First Solar, Inc. † S	744,359	88,005,565

Marvell Technology Group, Ltd. †	5,123,398	75,928,758

		163,934,323
Software (3.6%)
Longtop Financial Technologies Ltd. ADR (Hong Kong) † F S	729,830	2,189,490

Microsoft Corp.	971,400	26,616,360

Oracle Corp.	3,347,100	102,354,318

Perfect World Co., Ltd. ADR (China) †	83,975	1,661,865

Salesforce.com, Inc. † S	101,550	14,695,301

Synchronoss Technologies, Inc. † S	326,800	9,558,900

VMware, Inc. Class A †	122,300	12,271,582

		169,347,816
Specialty retail (2.8%)
Abercrombie & Fitch Co. Class A	110,800	8,101,696

Bed Bath & Beyond, Inc. †	431,200	25,220,888

Best Buy Co., Inc. S	685,800	18,928,080

Lowe’s Cos., Inc.	2,965,500	63,995,490

Staples, Inc. S	997,100	16,013,426

		132,259,580
Textiles, apparel, and luxury goods (0.1%)
Pandora A/S (Denmark) S	132,760	3,765,122

		3,765,122

COMMON STOCKS (92.5%)* cont.	Shares	Value

Tobacco (0.9%)
Philip Morris International, Inc.	610,869	$43,475,547

		43,475,547
Trading companies and distributors (0.5%)
United Rentals, Inc. † S	932,700	21,461,427

		21,461,427

Total common stocks (cost $4,473,928,788)		$4,363,879,082

WARRANTS (2.6%)* †	Expiration	Strike
	date	price	Warrants	Value

Bank of America Corp. W	10/28/18	$30.79	13,749,138	$21,311,164

Citigroup, Inc.	1/4/19	106.10	14,477,692	10,134,384

Ford Motor Co.	1/1/13	9.20	2,908,376	11,197,248

General Motors Co.	7/10/16	10.00	165,890	3,123,709

Hartford Financial Services Group, Inc. (The) W	6/26/19	9.773	745,108	11,437,408

JPMorgan Chase & Co. W	10/28/18	42.42	2,680,626	35,813,163

Wells Fargo & Co. W	10/28/18	34.01	3,092,246	28,232,206

Total warrants (cost $134,532,405)				$121,249,282

PURCHASED OPTIONS	Expiration date/		Contract
OUTSTANDING (1.2%)*	strike price		amount	Value

Baidu, Inc. (Put)	Aug-11/$160.00		153,638	$1,225,125

Best Buy Co., Inc. (Call)	Jan-12/32.50		430,378	343,800

Best Buy Co., Inc. (Call)	Jan-12/35.00		2,061,589	844,951

Best Buy Co., Inc. (Call)	Jan-12/32.50		3,002,205	2,348,238

Cisco Systems, Inc. (Call)	Sep-11/16.00		3,238,110	2,737,498

Cisco Systems, Inc. (Call)	Sep-11/19.00		4,147,838	497,118

Cisco Systems, Inc. (Call)	Dec-11/19.00		6,855,339	2,419,249

CurrencyShares Euro Trust (Put)	Aug-11/138.51		909,795	490,470

Financial Select Sector SPDR Fund (Call)	Sep-11/19.00		1,977,443	10,085

First Solar, Inc. (Call)	Aug-11/135.00		711,858	1,104,946

First Solar, Inc. (Call)	Aug-11/135.00		1,102,878	1,674,610

General Electric Co. (Call)	Aug-11/21.00		4,149,545	74,277

General Electric Co. (Call)	Dec-11/20.00		2,073,578	860,535

General Electric Co. (Call)	Aug-11/20.00		3,761,042	139,121

Goldman Sachs Group, Inc. (Call)	Jan-12/155.00		1,523,724	4,900,880

Hartford Financial Services Group, Inc. (The) (Call)	Dec-11/20.00		1,045,495	4,423,918

Hewlett-Packard Co. (Call)	Aug-11/47.50		1,676,326	5,046

Hewlett-Packard Co. (Call)	Dec-11/42.00		1,294,100	703,465

Hewlett-Packard Co. (Call)	Dec-11/38.00		2,011,580	2,881,790

Hewlett-Packard Co. (Call)	Aug-11/47.50		526,046	1,583

iShares FTSE China 25 Index Fund (Call)	Aug-11/46.00		2,709,486	526,101

iShares FTSE China 25 Index Fund (Call)	Aug-11/46.00		4,357,305	846,058

iShares MSCI Emerging Markets Index (Call)	Aug-11/51.00		1,691,645	367,929

iShares MSCI Emerging Markets Index (Call)	Aug-11/51.00		2,144,810	466,492

iShares MSCI Emerging Markets Index (Call)	Aug-11/51.00		3,702,365	888,568

iShares Russell 2000 Index Fund (Call)	Aug-11/49.00		1,510,265	29,042

JPMorgan Chase & Co. (Call)	Dec-11/46.00		4,124,888	3,847,415

PURCHASED OPTIONS	Expiration date/	Contract
OUTSTANDING (1.2%)* cont.	strike price	amount	Value

JPMorgan Chase & Co. (Call)	Jan-12/$50.00	793,609	$343,618

JPMorgan Chase & Co. (Call)	Jan-12/50.00	1,891,902	881,674

Marvell Technology Group, Ltd. (Call)	Aug-11/17.00	3,728,058	568,529

CBOE Volatility Index (Call)	Aug-11/32.50	3,524,551	2,296,284

OfficeMax, Inc. (Call)	Aug-11/14.00	721,001	4,575

OfficeMax, Inc. (Call)	Aug-11/13.00	829,152	24,875

Oil Services HOLDRS Trust (Call)	Aug-11/150.00	254,003	2,595,707

Powershares QQQ Trust (Call)	Aug-11/60.00	3,699,802	1,562,056

Powershares QQQ Trust (Call)	Aug-11/63.00	4,267,818	147,837

Powershares QQQ US Trust, Series 1 (Call)	Aug-11/65.00	24,877	2,488

Qualcomm, Inc. (Call)	Jan-12/60.00	2,089,282	4,657,051

State Street Corp. (Call)	Jan-12/50.00	3,632,984	2,884,589

Wells Fargo & Co. (Call)	Dec-11/31.00	1,896,105	1,832,813

Wells Fargo & Co. (Call)	Dec-11/31.00	2,096,959	2,026,963

Wells Fargo & Co. (Call)	Jan-12/35.00	3,772,793	1,057,438

Total purchased options outstanding (cost $75,751,858)			$55,544,807

INVESTMENT COMPANIES (0.7%)*		Shares	Value

Semiconductor HOLDRs Trust †		368,000	$11,809,120

SPDR S&P Homebuilders ETF S		1,174,100	19,701,398

Total investment companies (cost $31,213,913)			$31,510,518

U.S. TREASURY OBLIGATIONS (0.2%)*		Principal amount	Value

U.S. Treasury Bonds 5 1/4s, November 15, 2028 [i]		$211,000	$254,430

U.S. Treasury Inflation Protected Securities
1 3/8s July 15, 2018 [i]		205,259	229,467
1 1/4s July 15, 2020 [i]		2,904,577	3,186,961
1/2s April 15, 2015 [i]		1,905,928	2,022,551
1/8s April 15, 2016 [i]		452,206	472,736

U.S. Treasury Notes
3 5/8s February 15, 2021 [i]		162,000	176,314
2 3/4s February 15, 2019 [i]		426,000	446,985
1 1/2s December 31, 2013 [i]		413,000	424,279
1 7/8s June 15, 2012 [i]		3,755,000	3,816,146
7/8s February 29, 2012 [i]		710,000	715,191

Total U.S. treasury obligations (cost $11,745,060)			$11,745,060

CONVERTIBLE PREFERRED STOCKS (0.2%)*		Shares	Value

Unisys Corp. Ser. A, 6.25% cv. pfd.		127,113	$8,611,906

Total convertible preferred stocks (cost $10,575,838)			$8,611,906

MORTGAGE-BACKED SECURITIES (0.1%)*		Principal amount	Value

Federal Home Loan Mortgage Corporation, Ser. 3569,
3 3/4s, 2038 [i]		$3,035,966	$3,186,581

Total mortgage-backed securities (cost $3,186,581)			$3,186,581

SHORT-TERM INVESTMENTS (8.7%)*	Principal amount/shares	Value

U. S. Treasury Bills for effective yields from 0.08%
to 0.11%, February 9, 2012 ##	$3,031,000	$3,026,311

U. S. Treasury Bills zero %, August 11, 2011 [i]	141,000	141,000

Putnam Cash Collateral Pool, LLC 0.17% [d]	335,853,713	335,853,713

Putnam Money Market Liquidity Fund 0.05% [e]	54,392,501	54,392,501

SSgA Prime Money Market Fund 0.07% [i] P	16,571,000	16,571,000

Total short-term investments (cost $409,987,743)		$409,984,525

TOTAL INVESTMENTS

Total investments (cost $5,150,922,186)		$5,005,711,761

Key to holding’s abbreviations

ADR	American Depository Receipts
ADS	American Depository Shares
CVR	Contingent Value Rights
ETF	Exchange Traded Fund
GDR	Global Depository Receipts
SPDR	S&P Depository Receipts

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from August 1, 2010 through July 31, 2011 (the reporting period).

* Percentages indicated are based on net assets of $4,719,194,497.

† Non-income-producing security.

§ Affiliated Company (Note 7).

## This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivatives contracts at the close of the reporting period.

d See Note 1 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

e See Note 6 to the financial statements regarding investments in Putnam Money Market Liquidity Fund. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures (ASC 820) based on the securities’ valuation inputs. At the close of the reporting period, fair value pricing was also used for certain foreign securities in the portfolio (Note 1).

i Security purchased with cash or security received, that was pledged to the fund for collateral on certain derivatives contracts (Note 1).

P The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

R Real Estate Investment Trust.

S Security on loan, in part or in entirety, at the close of the reporting period.

W Warrants issued to the U.S. Treasury under the Troubled Asset Relief Program (TARP).

At the close of the reporting period, the fund maintained liquid assets totaling $11,834,280 to cover certain derivatives contracts.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR, ADS or GDR after the name of a foreign holding represents ownership of foreign securities on deposit with a custodian bank.

FORWARD CURRENCY CONTRACTS at 7/31/11 (aggregate face value $280,096,752)

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Barclays Bank PLC

	Danish Krone	Sell	8/17/11	$11,638,257	$11,730,513	$92,256

Credit Suisse AG

	Euro	Sell	8/17/11	101,969,949	100,882,974	(1,086,975)

	Japanese Yen	Sell	8/17/11	24,330,302	23,190,964	(1,139,338)

UBS AG

	Brazilian Real	Sell	8/17/11	281,084	277,029	(4,055)

	British Pound	Sell	8/17/11	130,768,233	127,120,746	(3,647,487)

	Canadian Dollar	Sell	8/17/11	17,456,614	16,894,526	(562,088)

Total						$(6,347,687)

WRITTEN OPTIONS OUTSTANDING at 7/31/11 (premiums received $26,856,824)

	Contract	Expiration date/
	amount	strike price	Value

Baidu, Inc. (Put)	153,638	Aug-11/$152.00	$660,688

Best Buy Co., Inc. (Call)	5,063,794	Jan-12/37.50	1,079,216

Best Buy Co., Inc. (Call)	430,378	Jan-12/37.50	92,857

Cisco Systems, Inc. (Call)	6,855,339	Dec-11/21.00	1,073,957

Cisco Systems, Inc. (Call)	3,238,110	Sep-11/18.00	747,550

Cisco Systems, Inc. (Call)	4,147,838	Sep-11/20.00	253,143

CurrencyShares Euro Trust (Put)	909,795	Aug-11/135.65	212,428

First Solar, Inc. (Call)	1,102,878	Aug-11/140.00	1,092,290

First Solar, Inc. (Call)	711,858	Aug-11/140.00	735,499

General Electric Co. (Call)	2,073,578	Dec-11/22.00	288,787

Goldman Sachs Group, Inc. (The) (Call)	1,523,724	Jan-12/160.00	3,549,974

Hewlett-Packard Co. (Call)	2,011,580	Dec-11/40.00	1,815,049

Hewlett-Packard Co. (Call)	1,294,100	Dec-11/44.00	451,796

Hewlett-Packard Co. (Call)	1,676,326	Aug-11/52.50	218

Hewlett-Packard Co. (Call)	526,046	Aug-11/52.50	68

JPMorgan Chase & Co. (Call)	4,124,888	Dec-11/48.00	2,370,767

Oil Services HOLDRS Trust (Call)	254,003	Aug-11/160.00	1,002,093

Qualcomm, Inc. (Call)	2,089,282	Jan-12/65.00	2,299,631

State Street Corp. (Call)	3,632,984	Jan-12/55.00	1,064,828

Wells Fargo & Co. (Call)	2,096,959	Dec-11/33.00	1,034,556

Wells Fargo & Co. (Call)	1,896,105	Dec-11/33.00	935,462

Total			$20,760,857

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 7/31/11

			Fixed payments	Total return
Swap counterparty /		Termination	received (paid) by	received by	Unrealized
Notional amount		date	fund per annum	or paid by fund	depreciation

Merrill Lynch International
baskets	120,892	7/27/12	(12 month USD-	A basket	$(488,059)
			LIBOR-BBA)	(MLTRSLR)
				of common stocks

baskets	491,397	7/27/12	(12 month USD-	A basket	(2,167,421)
			LIBOR-BBA)	(MLTROFC)
				of common stocks

baskets	634,443	10/28/11	(3 month USD-	A basket	—
			LIBOR-BBA)	(MLTRSEMI)
				of common stocks

Morgan Stanley Capital Services, Inc.
baskets	433,202 F	10/28/11	(3 month USD-	A basket	(767,374)
			LIBOR-BBA)	(MSPUTAUT)
				of common stocks

Total					$(3,422,854)

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures (“ASC 820”) based on the securities’ valuation inputs.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 — Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Consumer discretionary	$524,081,042	$50,765,830	$—

Consumer staples	65,362,226	—	—

Energy	428,144,102	33,641,709	—

Financials	447,764,929	—	3,424,402

Health care	361,480,584	1,019,660	—

Industrials	657,233,033	—	—

Information technology	1,443,049,900	11,908,067	2,189,490

Materials	226,265,561	94,450,068	—

Telecommunication services	7,749,684	—	—

Utilities	5,348,795	—	—

Total common stocks	4,166,479,856	191,785,334	5,613,892

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Convertible preferred stocks	$—	$8,611,906	$—

Investment Companies	31,510,518	—	—

Mortgage-backed securities	—	3,186,581	—

Purchased options outstanding	—	55,544,807	—

U.S. Treasury Obligations	—	11,745,060	—

Warrants	121,249,282	—	—

Short-term investments	70,963,501	339,021,024	—

Totals by level	$4,390,203,157	$609,894,712	$5,613,892

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$(6,347,687)	$—

Written options	—	(20,760,857)	—

Total return swap contracts	—	(3,422,854)	—

Totals by level	$—	$(30,531,398)	$—

At the start and/or close of the reporting period, Level 3 investments in securities were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 7/31/11

ASSETS

Investment in securities, at value, including $301,977,804 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $4,672,892,468)	$4,556,747,594
Affiliated issuers (identified cost $478,029,718) (Notes 1, 6 and 7)	448,964,167

Foreign currency (cost $45,084) (Note 1)	43,694

Dividends, interest and other receivables	8,082,705

Cash collateral for certain derivative contracts (Note 1)	3,450,000

Receivable for shares of the fund sold	7,747,856

Receivable for investments sold	310,264,365

Unrealized appreciation on forward currency contracts (Note 1)	92,256

Total assets	5,335,392,637

LIABILITIES

Payable to custodian	20,767,175

Payable for investments purchased	174,778,895

Payable for shares of the fund repurchased	16,626,493

Payable for compensation of Manager (Note 2)	1,909,517

Payable for investor servicing fees (Note 2)	815,921

Payable for custodian fees (Note 2)	114,647

Payable for Trustee compensation and expenses (Note 2)	1,157,083

Payable for administrative services (Note 2)	25,798

Payable for distribution fees (Note 2)	1,199,752

Unrealized depreciation on forward currency contracts (Note 1)	6,439,943

Written options outstanding, at value (premiums received $26,856,824) (Notes 1 and 3)	20,760,857

Unrealized depreciation on swap contracts (Note 1)	3,422,854

Collateral on securities loaned, at value (Note 1)	335,853,713

Collateral on certain derivative contracts, at value (Note 1)	31,643,641

Other accrued expenses	681,851

Total liabilities	616,198,140

Net assets	$4,719,194,497

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$5,176,879,250

Undistributed net investment income (Note 1)	7,414,719

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(316,236,041)

Net unrealized depreciation of investments and assets and liabilities in foreign currencies	(148,863,431)

Total — Representing net assets applicable to capital shares outstanding	$4,719,194,497

(Continued on next page)

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($3,692,511,542 divided by 161,972,592 shares)	$22.80

Offering price per class A share (100/94.25 of $22.80)*	$24.19

Net asset value and offering price per class B share ($157,197,391 divided by 8,148,385 shares)**	$19.29

Net asset value and offering price per class C share ($247,711,553 divided by 11,710,080 shares)**	$21.15

Net asset value and redemption price per class M share ($29,617,941 divided by 1,408,170 shares)	$21.03

Offering price per class M share (100/96.50 of $21.03)*	$21.79

Net asset value, offering price and redemption price per class R share
($22,350,816 divided by 997,797 shares)	$22.40

Net asset value, offering price and redemption price per class Y share
($569,805,254 divided by 23,972,568 shares)	$23.77

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Statement of operations Year ended 7/31/11

INVESTMENT INCOME

Dividends (net of foreign tax of $764,099)	$50,171,323

Interest (including interest income of $96,793 from investments in affiliated issuers) (Note 6)	1,149,284

Securities lending (Note 1)	3,342,962

Total investment income	54,663,569

EXPENSES

Compensation of Manager (Note 2)	25,356,675

Investor servicing fees (Note 2)	14,735,274

Custodian fees (Note 2)	185,125

Trustee compensation and expenses (Note 2)	379,660

Administrative services (Note 2)	137,230

Distribution fees — Class A (Note 2)	9,237,177

Distribution fees — Class B (Note 2)	1,812,123

Distribution fees — Class C (Note 2)	1,793,349

Distribution fees — Class M (Note 2)	236,831

Distribution fees — Class R (Note 2)	65,611

Other	1,457,661

Total expenses	55,396,716

Expense reduction (Note 2)	(1,108,850)

Net expenses	54,287,866

Net investment income	375,703

Net realized gain on investments (including realized gain of $17,615,724
on affiliated issuers) (Notes 1, 3 and 7)	541,416,229

Net realized gain on swap contracts (Note 1)	6,466,875

Net realized loss on foreign currency transactions (Note 1)	(16,730,230)

Net realized gain on written options (Notes 1 and 3)	74,527,205

Net unrealized depreciation of assets and liabilities in foreign currencies during the year	(4,878,882)

Net unrealized depreciation of investments, swap contracts, and written options
during the year	(137,708,385)

Net gain on investments	463,092,812

Net increase in net assets resulting from operations	$463,468,515

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

INCREASE IN NET ASSETS	Year ended 7/31/11	Year ended 7/31/10

Operations:
Net investment income (loss)	$375,703	$(2,614,860)

Net realized gain on investments
and foreign currency transactions	605,680,079	968,585,018

Net unrealized depreciation of investments and assets
and liabilities in foreign currencies	(142,587,267)	(337,724,559)

Net increase in net assets resulting from operations	463,468,515	628,245,599

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(13,010,996)	(29,854,006)

Class B	—	(1,013,327)

Class C	—	(328,745)

Class M	—	(183,395)

Class R	(24,298)	(23,854)

Class Y	(2,169,495)	(2,000,365)

Increase in capital from settlement payments (Note 8)	2,414,693	8,472

Redemption fees (Note 1)	523	13,392

Increase from capital share transactions (Note 4)	539,692,262	12,864,933

Total increase in net assets	990,371,204	607,728,704

NET ASSETS

Beginning of year	3,728,823,293	3,121,094,589

End of year (including undistributed net investment
income of $7,414,719 and $12,852,238, respectively)	$4,719,194,497	$3,728,823,293

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

												Ratio	Ratio
			Net realized									of expenses	of net investment
	Net asset value,		and unrealized	Total from	From					Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	Total	Redemption	Non-recurring	Net asset value,	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss) [a]	on investments	operations	income	distributions	fees [e]	reimbursements	end of period	value (%) [b]	(in thousands)	(%) [c]	net assets (%)	(%)

Class A
July 31, 2011	$20.12	.01	2.74	2.75	(.08)	(.08)	—	.01 [g]	$22.80	13.73	$3,692,512	1.17	.05	176
July 31, 2010	16.85	— [e]	3.46	3.46	(.19)	(.19)	—	— [e,f]	20.12	20.58	3,111,020	1.26	(.03)	177
July 31, 2009	16.93	.08	(.16) [h]	(.08)	—	—	—	— [e,i]	16.85	(.47) [h]	2,715,001	1.26 [d]	.61 [d]	187
July 31, 2008	18.54	(.01)	(1.60)	(1.61)	—	—	—	—	16.93	(8.68)	3,213,102	1.20 [d]	(.08) [d]	68
July 31, 2007	16.20	(.06)	2.40	2.34	—	—	—	—	18.54	14.44	4,790,506	1.14 [d]	(.33) [d]	65

Class B
July 31, 2011	$17.09	(.14)	2.33	2.19	—	—	—	.01 [g]	$19.29	12.87	$157,197	1.92	(.70)	176
July 31, 2010	14.35	(.13)	2.94	2.81	(.07)	(.07)	—	— [e,f]	17.09	19.64	182,569	2.01	(.77)	177
July 31, 2009	14.52	(.02)	(.15) [h]	(.17)	—	—	—	— [e,i]	14.35	(1.17) [h]	217,981	2.01 [d]	(.13) [d]	187
July 31, 2008	16.03	(.13)	(1.38)	(1.51)	—	—	—	—	14.52	(9.42)	368,079	1.95 [d]	(.84) [d]	68
July 31, 2007	14.12	(.17)	2.08	1.91	—	—	—	—	16.03	13.53	726,751	1.89 [d]	(1.08) [d]	65

Class C
July 31, 2011	$18.74	(.15)	2.55	2.40	—	—	—	.01 [g]	$21.15	12.86	$247,712	1.92	(.71)	176
July 31, 2010	15.76	(.15)	3.24	3.09	(.11)	(.11)	—	— [e,f]	18.74	19.63	87,221	2.01	(.79)	177
July 31, 2009	15.95	(.02)	(.17) [h]	(.19)	—	—	—	— [e,i]	15.76	(1.19) [h]	37,356	2.01 [d]	(.14) [d]	187
July 31, 2008	17.60	(.14)	(1.51)	(1.65)	—	—	—	—	15.95	(9.38)	45,990	1.95 [d]	(.82) [d]	68
July 31, 2007	15.50	(.19)	2.29	2.10	—	—	—	—	17.60	13.55	59,248	1.89 [d]	(1.08) [d]	65

Class M
July 31, 2011	$18.59	(.10)	2.53	2.43	—	—	—	.01 [g]	$21.03	13.13	$29,618	1.67	(.45)	176
July 31, 2010	15.60	(.10)	3.21	3.11	(.12)	(.12)	—	— [e,f]	18.59	19.94	28,857	1.76	(.53)	177
July 31, 2009	15.74	.01	(.15) [h]	(.14)	—	—	—	— [e,i]	15.60	(.89) [h]	25,635	1.76 [d]	.11 [d]	187
July 31, 2008	17.34	(.10)	(1.50)	(1.60)	—	—	—	—	15.74	(9.23)	32,089	1.70 [d]	(.58) [d]	68
July 31, 2007	15.22	(.14)	2.26	2.12	—	—	—	—	17.34	13.93	47,801	1.64 [d]	(.83) [d]	65

Class R
July 31, 2011	$19.80	(.05)	2.71	2.66	(.07)	(.07)	—	.01 [g]	$22.40	13.46	$22,351	1.42	(.20)	176
July 31, 2010	16.61	(.06)	3.41	3.35	(.16)	(.16)	—	— [e,f]	19.80	20.23	5,573	1.51	(.29)	177
July 31, 2009	16.72	.05	(.16) [h]	(.11)	—	—	—	— [e,i]	16.61	(.66) [h]	2,156	1.51 [d]	.35 [d]	187
July 31, 2008	18.37	(.05)	(1.60)	(1.65)	—	—	—	—	16.72	(8.98)	2,363	1.45 [d]	(.30) [d]	68
July 31, 2007	16.09	(.10)	2.38	2.28	—	—	—	—	18.37	14.17	2,243	1.39 [d]	(.58) [d]	65

Class Y
July 31, 2011	$20.97	.07	2.86	2.93	(.14)	(.14)	—	.01 [g]	$23.77	13.99	$569,805.92		.29	176
July 31, 2010	17.54	.04	3.62	3.66	(.23)	(.23)	—	— [e,f]	20.97	20.91	313,583	1.01	.21	177
July 31, 2009	17.58	.14	(.18) [h]	(.04)	—	—	—	— [e,i]	17.54	(.23) [h]	122,966	1.01 [d]	.96 [d]	187
July 31, 2008	19.21	.03	(1.66)	(1.63)	—	—	—	—	17.58	(8.49)	935,875	.95 [d]	.18 [d]	68
July 31, 2007	16.74	(.02)	2.49	2.47	—	—	—	—	19.21	14.76	1,297,987	.89 [d]	(.08) [d]	65

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

38	39

Financial highlights (Continued)

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage/service arrangements (Note 2).

d Reflects an involuntary contractual expense limitation and/or waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund in effect during the period. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts:

Percentage of
average net assets

July 31, 2009	0.03%

July 31, 2008	<0.01

July 31, 2007	<0.01

e Amount represents less than $0.01 per share.

f Reflects a non-recurring reimbursement pursuant to a settlement between the Securities and Exchange Commission (SEC) and Prudential Securities, Inc., which amounted to less than $0.01 per share outstanding as of March 30, 2010.

g Reflects a non-recurring reimbursal related to restitution amounts in connection with a distribution plan approved by the SEC which amounted to $0.01 per share outstanding on July 21, 2011. Also reflects a non-recurring reimbursal related to short-term trading related lawsuits, which amounted to less than $0.01 per share outstanding on May 11, 2011. (Note 8)

h Reflects a non-recurring litigation payment from Enron Corporation which amounted to the following amounts per share outstanding as of December 29, 2008:

Per share

Class A	$0.11

Class B	0.10

Class C	0.11

Class M	0.10

Class R	0.11

Class Y	0.12

This payment resulted in an increase to total returns of 0.71% for the year ended July 31, 2009.

i Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Millennium Partners, L.P., Millennium Management, L.L.C., and Millennium International Management, L.L.C., which amounted to less than $0.01 per share outstanding as of June 23, 2009.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements 7/31/11

Note 1: Significant accounting policies

Putnam Voyager Fund (the fund) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks capital appreciation by investing in common stocks of U.S. companies, with a focus on growth stocks.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

Prior to August 2, 2010, a 1.00% redemption fee applied to certain shares that were redeemed (either by selling or exchanging into another fund) within 7 days of purchase. The redemption fee was accounted for as an addition to paid-in-capital. Effective August 2, 2010, this redemption fee no longer applies to shares redeemed.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. Unless otherwise noted, the “reporting period” represents the period from August 1, 2010 through July 31, 2011.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Market quotations are not considered to be readily available for certain debt obligations and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Investment Management, LLC (Putnam Management), the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which considers such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which will generally represent a transfer from a Level 1 to a Level 2 security, will be classified as Level 2. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

B) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

C) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments. The fund may be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

D) Options contracts The fund uses options contracts to hedge against changes in values of securities it owns, owned or expects to own. The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio. See Note 3 for the volume of written options contracts activity for the reporting period. The fund had an average contract amount of approximately 201,000,000 purchased options contracts for the reporting period.

E) Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk. The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities. Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio. Outstanding forward currency contracts at the close of the reporting period are indicative of the volume of activity during the reporting period.

F) Total return swap contracts The fund entered into total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount, to gain exposure to specific sectors/industries. To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. Total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities. Total return swap contracts outstanding at period end, if any, are listed after the fund’s portfolio. The fund had an average notional amount of approximately $91,700,000 on total return swap contracts for the reporting period.

G) Master agreements The fund is a party to ISDA (International Swap and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern over-the-counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral posted to the fund which cannot be sold or repledged totaled $3,311,356 at the close of the reporting period. Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty. Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $7,759,397 on derivative contracts subject to the Master Agreements. Collateral posted by the fund totaled $6,079,158, which includes $3,450,000 of segregated cash.

H) Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. Effective August 2010, cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged by Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the value of securities loaned amounted to $327,425,258. Certain of these securities were sold prior to the close of the reporting period and are included in Receivable for investments sold on the Statement of assets and liabilities. The fund received cash collateral of $335,853,713.

I) Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the Securities and Exchange Commission (the SEC). This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

J) Line of credit The fund participates, along with other Putnam funds, in a $325 million unsecured committed line of credit and a $185 million unsecured uncommitted line of credit, both provided by State Street Bank and Trust Company (State Street). Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.02% of the committed line of credit and $50,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.13% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

K) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

At July 31, 2011, the fund had a capital loss carryover of $299,180,448 available to the extent allowed by the Code to offset future net capital gain, if any. This capital loss carryover will expire on July 31, 2017. Under the recently enacted Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

L) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from losses on wash sale transactions, foreign currency gains and losses, the expiration of a capital loss carryover, unrealized gains and losses on certain futures contracts, net operating loss, income on swap contracts and restitution payments. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the reporting period ended, the fund reclassified $9,391,567 to decrease distributions in excess of net investment income and $1,389,749,437 to decrease paid-in-capital, with a decrease to accumulated net realized loss of $1,380,357,870.

The tax basis components of distributable earnings as of the close of the reporting period were as follows:

Unrealized appreciation	$318,939,713
Unrealized depreciation	(478,803,310)

Net unrealized depreciation	(159,863,597)
Capital loss carryforward	(299,180,448)
Cost for federal income tax purposes	$5,165,575,358

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.710%	of the first $5 billion,
0.660%	of the next $5 billion,
0.610%	of the next $10 billion,
0.560%	of the next $10 billion,
0.510%	of the next $50 billion,
0.490%	of the next $50 billion,
0.480%	of the next $100 billion,
0.475%	of any excess thereafter.

In addition, beginning with the fund’s thirteenth complete calendar month of operation under the management contract (January 2011), the monthly management fee consists of the monthly base fee plus or minus a performance adjustment for the month. The performance adjustment is determined based on performance over the thirty-six month period then ended or, if the management contract has not yet been effective for thirty-six complete calendar months, the period from the date the management contract became effective to the end of the month for which the fee adjustment is being computed. Each month, the performance adjustment is calculated by multiplying the performance adjustment rate and the fund’s average net assets over the performance period and the result is divided by twelve. The resulting dollar amount is added to, or subtracted from the base fee for that month. The performance adjustment rate is equal to 0.03 multiplied by the difference between the fund’s annualized performance (measured by the fund’s class A shares) and the annualized performance of the Russell 1000 Growth Index, each measured over the performance period. The maximum annualized performance adjustment rates are +/– 0.12%. The monthly base fee is determined based on the fund’s average net assets for the month, while the performance adjustment is determined based on the fund’s average net assets over the performance period of up to thirty-six months. This means it is possible that, if the fund underperforms significantly over the performance period, and the fund’s assets have declined significantly over that period, the negative performance adjustment may exceed the base fee. In this event, Putnam Management would make a payment to the fund.

For the reporting period, the base fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.56% of the fund’s average net assets before a decrease of $379,233 (0.01% of the fund’s average net assets) based on performance.

Putnam Management has contractually agreed, through June 30, 2012, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Investor servicing fees will not exceed an annual rate of 0.375% of the fund’s average net assets. The amounts incurred for investor servicing agent functions during the reporting period are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $14,396 under the expense offset arrangements and by $1,094,454 under the brokerage/service arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $3,373, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $765,356 and $2,974 from the sale of class A and class M shares, respectively, and received $142,575 and $22,782 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $3,288 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $8,282,493,813 and $7,848,742,467, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

Written option transactions during the reporting period are summarized as follows:

		Contract amounts	Premiums received

Written options outstanding
at beginning of the reporting period	USD	56,843,796	$69,818,559

Options	USD	317,095,540	109,792,239
opened	JPY	23,507,653	1,379,485
	EUR	237,430	32,708

Options		—	—
exercised

Options	USD	(162,385,070)	(46,890,960)
expired	JPY	(23,507,653)	(1,379,485)

Options	USD	(165,741,063)	(105,863,014)
closed	EUR	(237,430)	(32,708)

Written options outstanding
at end of the reporting period	USD	45,813,203	$26,856,824

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Year ended 7/31/11		Year ended 7/31/10

Class A	Shares	Amount	Shares	Amount

Shares sold	35,779,506	$845,170,348	20,917,576	$414,621,152

Shares issued in connection with
reinvestment of distributions	512,046	11,910,291	1,485,196	28,322,682

	36,291,552	857,080,639	22,402,772	442,943,834

Shares repurchased	(28,955,588)	(670,384,681)	(28,871,725)	(564,527,763)

Net increase (decrease)	7,335,964	$186,695,958	(6,468,953)	$(121,583,929)

	Year ended 7/31/11		Year ended 7/31/10

Class B	Shares	Amount	Shares	Amount

Shares sold	1,482,586	$29,558,275	1,218,106	$20,382,301

Shares issued in connection with
reinvestment of distributions	—	—	60,422	983,669

	1,482,586	29,558,275	1,278,528	21,365,970

Shares repurchased	(4,016,253)	(78,710,519)	(5,787,196)	(96,975,052)

Net decrease	(2,533,667)	$(49,152,244)	(4,508,668)	$(75,609,082)

	Year ended 7/31/11		Year ended 7/31/10

Class C	Shares	Amount	Shares	Amount

Shares sold	8,371,205	$185,321,835	2,908,403	$53,745,988

Shares issued in connection with
reinvestment of distributions	—	—	14,172	252,964

	8,371,205	185,321,835	2,922,575	53,998,952

Shares repurchased	(1,315,125)	(28,458,694)	(638,989)	(11,647,956)

Net increase	7,056,080	$156,863,141	2,283,586	$42,350,996

	Year ended 7/31/11		Year ended 7/31/10

Class M	Shares	Amount	Shares	Amount

Shares sold	165,235	$3,543,656	180,748	$3,298,531

Shares issued in connection with
reinvestment of distributions	—	—	10,034	177,403

	165,235	3,543,656	190,782	3,475,934

Shares repurchased	(309,594)	(6,648,027)	(281,887)	(5,112,273)

Net decrease	(144,359)	$(3,104,371)	(91,105)	$(1,636,339)

	Year ended 7/31/11		Year ended 7/31/10

Class R	Shares	Amount	Shares	Amount

Shares sold	903,662	$21,130,597	222,112	$4,468,999

Shares issued in connection with
reinvestment of distributions	773	17,695	1,240	23,316

	904,435	21,148,292	223,352	4,492,315

Shares repurchased	(188,045)	(4,322,936)	(71,734)	(1,387,560)

Net increase	716,390	$16,825,356	151,618	$3,104,755

	Year ended 7/31/11		Year ended 7/31/10

Class Y	Shares	Amount	Shares	Amount

Shares sold	22,177,452	$548,159,838	10,795,507	$224,743,980

Shares issued in connection with
reinvestment of distributions	64,437	1,560,026	92,495	1,835,103

	22,241,889	549,719,864	10,888,002	226,579,083

Shares repurchased	(13,226,309)	(318,155,442)	(2,939,764)	(60,340,551)

Net increase	9,015,580	$231,564,422	7,948,238	$166,238,532

Note 5: Summary of derivative activity

The following is a summary of the market values of derivative instruments as of the close of the reporting period:

Market values of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Market value	liabilities location	Market value

Foreign exchange
contracts	Receivables	$92,256	Payables	$6,439,943

Equity contracts	Investments, Receivables	176,794,089	Payables	24,183,711

Total		$176,886,345		$30,623,654

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted			Forward
for as hedging instruments			currency
under ASC 815	Options	Warrants†	contracts	Swaps	Total

Foreign exchange
contracts	$—	$—	$(15,176,231)	$—	$(15,176,231)

Equity contracts	(53,693,244)	48,957	—	6,466,875	(47,177,412)

Total	$(53,693,244)	$48,957	$(15,176,231)	$6,466,875	$(62,353,643)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted			Forward
for as hedging instruments			currency
under ASC 815	Options	Warrants†	contracts	Swaps	Total

Foreign exchange
contracts	$—	$—	$(4,872,960)	$—	$(4,872,960)

Equity contracts	2,670,178	(17,733,646)	—	(6,900,253)	(21,963,721)

Total	$2,670,178	$(17,733,646)	$(4,872,960)	$(6,900,253)	$(26,836,681)

† For the reporting period, the transaction volume for warrants was minimal.

Note 6: Investment in Putnam Money Market Liquidity Fund

The fund invested in Putnam Money Market Liquidity Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Money Market Liquidity Fund are valued at its closing net asset value each business day. Income distributions earned by the fund are recorded as interest income in the Statement of operations and totaled $96,793 for the reporting period. During the reporting period, cost of purchases and proceeds of sales of investments in Putnam Money Market Liquidity Fund aggregated $1,845,506,276 and $1,946,058,273, respectively. Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

Note 7: Transactions with affiliated issuers

Transactions during the reporting period with companies in which the fund owned at least 5% of the voting securities were as follows:

	Purchase	Sales	Dividend	Market
Affiliates	cost	proceeds	income	value

Unisys Corp.	$62,986,732	$47,105,319	$—	$58,717,953

Totals	$62,986,732	$47,105,319	$—	$58,717,953

Market values are shown for those securities affiliated at the close of the reporting period.

Note 8: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the SEC and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. In July 2011, the fund recorded a receivable of $2,358,440 related to restitution amounts in connection with a distribution plan approved by the SEC. This amount is reported in the Increase in capital from settlement payments line on the Statement of changes in net assets. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. In May 2011, the fund received a payment of $56,253 related to settlement of those lawsuits. This amount is reported in the Increase in capital from settlement payments line on the Statement of changes in net assets. Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 9: Market and credit risk

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

Federal tax information (Unaudited)

For the tax year ended July 31, 2011, pursuant to §871(k) of the Internal Revenue Code, the fund hereby designates $114,036 of distributions paid as qualifying to be taxed as interest-related dividends, and no amount to be taxed as short-term capital gain dividends for nonresident alien shareholders.

The Form 1099 that will be mailed to you in January 2012 will show the tax status of all distributions paid to your account in calendar 2011.

About the Trustees

Independent Trustees

Name
Year of birth
Position held	Principal occupations during past five years	Other directorships

Ravi Akhoury	Advisor to New York Life Insurance Company. Trustee of	Jacob Ballas Capital
Born 1947	American India Foundation and of the Rubin Museum.	India, a non-banking
Trustee since 2009	From 1992 to 2007, was Chairman and CEO of MacKay	finance company
	Shields, a multi-product investment management firm	focused on private
	with over $40 billion in assets under management.	equity advisory services;
RAGE Frameworks,
Inc., a private software
company

Barbara M. Baumann	President and Owner of Cross Creek Energy Corporation,	SM Energy Company, a
Born 1955	a strategic consultant to domestic energy firms and direct	domestic exploration
Trustee since 2010	investor in energy projects. Trustee of Mount Holyoke	and production
	College and member of the Investment Committee for the	company; UniSource
	college’s endowment. Former Chair and current board	Energy Corporation,
	member of Girls Incorporated of Metro Denver. Member of	an Arizona utility; CVR
	the Finance Committee, The Children’s Hospital of Denver.	Energy, a petroleum
refiner and fertilizer
manufacturer; Cody
Resources Management,
LLP, a privately held
energy, ranching, and
commercial real estate
company

Jameson A. Baxter	President of Baxter Associates, Inc., a private investment	None
Born 1943	firm. Chair of Mutual Fund Directors Forum. Chair Emeritus
Trustee since 1994,	of the Board of Trustees of Mount Holyoke College.
Vice Chair from 2005	Director of the Adirondack Land Trust and Trustee of the
to 2011, and Chair	Nature Conservancy’s Adirondack Chapter.
since 2011

Charles B. Curtis	Former President and Chief Operating Officer of the	Edison International;
Born 1940	Nuclear Threat Initiative, a private foundation dealing	Southern California
Trustee since 2001	with national security issues. Senior Advisor to the Center	Edison
for Strategic and International Studies. Member of the
Council on Foreign Relations.

Robert J. Darretta	Health Care Industry Advisor to Permira, a global private	UnitedHealth
Born 1946	equity firm. Until April 2007, was Vice Chairman of the	Group, a diversified
Trustee since 2007	Board of Directors of Johnson & Johnson. Served as	health-care company
Johnson & Johnson’s Chief Financial Officer for a decade.

John A. Hill	Founder and Vice-Chairman of First Reserve	Devon Energy
Born 1942	Corporation, the leading private equity buyout firm	Corporation, a leading
Trustee since 1985 and	focused on the worldwide energy industry. Serves as a	independent natural gas
Chairman from 2000	Trustee and Chairman of the Board of Trustees of Sarah	and oil exploration and
to 2011	Lawrence College. Also a member of the Advisory Board	production company
of the Millstein Center for Corporate Governance and
Performance at the Yale School of Management.

Name
Year of birth
Position held	Principal occupations during past five years	Other directorships

Paul L. Joskow	Economist and President of the Alfred P. Sloan	TransCanada
Born 1947	Foundation, a philanthropic institution focused primarily	Corporation, an energy
Trustee since 1997	on research and education on issues related to science,	company focused on
	technology, and economic performance. Elizabeth and	natural gas transmission
	James Killian Professor of Economics, Emeritus at the	and power services;
	Massachusetts Institute of Technology (MIT). Prior to	Exelon Corporation, an
	2007, served as the Director of the Center for Energy and	energy company focused
	Environmental Policy Research at MIT.	on power services

Kenneth R. Leibler	Founder and former Chairman of Boston Options	Northeast Utilities,
Born 1949	Exchange, an electronic marketplace for the trading	which operates New
Trustee since 2006	of derivative securities. Vice Chairman of the Board of	England’s largest energy
	Trustees of Beth Israel Deaconess Hospital in Boston,	delivery system
Massachusetts. Until November 2010, director of Ruder
Finn Group, a global communications and advertising firm.

Robert E. Patterson	Senior Partner of Cabot Properties, LP and Co-Chairman	None
Born 1945	of Cabot Properties, Inc., a private equity firm investing in
Trustee since 1984	commercial real estate. Past Chairman and Trustee of the
Joslin Diabetes Center.

George Putnam, III	Chairman of New Generation Research, Inc., a publisher	None
Born 1951	of financial advisory and other research services, and
Trustee since 1984	founder and President of New Generation Advisors, LLC,
a registered investment advisor to private funds.
Director of The Boston Family Office, LLC, a registered
investment advisor.

W. Thomas Stephens	Retired as Chairman and Chief Executive Officer of Boise	TransCanadaPipelines
Born 1942	Cascade, LLC, a paper, forest products, and timberland	Ltd., an energy
Trustee from 1997 to 2008	assets company, in December 2008. Prior to 2010,	infrastructure company
and since 2009	Director of Boise Inc., a manufacturer of paper and
packaging products.

Interested Trustee

Robert L. Reynolds*	President and Chief Executive Officer of Putnam	None
Born 1952	Investments since 2008. Prior to joining Putnam
Trustee since 2008 and	Investments, served as Vice Chairman and Chief
President of the Putnam	Operating Officer of Fidelity Investments from
Funds since July 2009	2000 to 2007.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of July 31, 2011, there were 106 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, removal, or death.

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, and/or Putnam Retail Management. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Robert T. Burns (Born 1961)
Executive Vice President, Principal Executive	Vice President and Chief Legal Officer
Officer, Treasurer and Compliance Liaison	Since 2011
Since 2004	General Counsel, Putnam Investments and
Putnam Management
Steven D. Krichmar (Born 1958)
Vice President and Principal Financial Officer	James P. Pappas (Born 1953)
Since 2002	Vice President
Chief of Operations, Putnam Investments and	Since 2004
Putnam Management	Director of Trustee Relations,
Putnam Investments and Putnam Management
Janet C. Smith (Born 1965)
Vice President, Assistant Treasurer and	Judith Cohen (Born 1945)
Principal Accounting Officer	Vice President, Clerk and Assistant Treasurer
Since 2007	Since 1993
Director of Fund Administration Services,
Putnam Investments and Putnam Management	Michael Higgins (Born 1976)
Vice President, Senior Associate Treasurer and
Beth S. Mazor (Born 1958)	Assistant Clerk
Vice President	Since 2010
Since 2002	Manager of Finance, Dunkin’ Brands (2008–
Manager of Trustee Relations, Putnam	2010); Senior Financial Analyst, Old Mutual Asset
Investments and Putnam Management	Management (2007–2008); Senior Financial
Analyst, Putnam Investments (1999–2007)
Robert R. Leveille (Born 1969)
Vice President and Chief Compliance Officer	Nancy E. Florek (Born 1957)
Since 2007	Vice President, Assistant Clerk, Assistant
Chief Compliance Officer, Putnam Investments,	Treasurer and Proxy Manager
Putnam Management, and Putnam Retail	Since 2000
Management
Susan G. Malloy (Born 1957)
Mark C. Trenchard (Born 1962)	Vice President and Assistant Treasurer
Vice President and BSA Compliance Officer	Since 2007
Since 2002	Director of Accounting & Control Services,
Director of Operational Compliance,	Putnam Management
Putnam Investments and Putnam
Retail Management

The principal occupations of the officers for the past five years have been with the employers as shown above although in some cases, they have held different positions with such employers. The address of each Officer is One Post Office Square, Boston, MA 02109.

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

The Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth	Value
Growth Opportunities Fund	Convertible Securities Fund
International Growth Fund	Prior to September 30, 2010, the fund was known as
Multi-Cap Growth Fund	Putnam Convertible Income-Growth Trust
Prior to September 1, 2010, the fund was known as	Equity Income Fund
Putnam New Opportunities Fund	George Putnam Balanced Fund
Small Cap Growth Fund	Prior to September 30, 2010, the fund was known as
Voyager Fund	The George Putnam Fund of Boston
The Putnam Fund for Growth and Income
Blend	International Value Fund
Asia Pacific Equity Fund	Multi-Cap Value Fund
Capital Opportunities Fund	Prior to September 1, 2010, the fund was known as
Capital Spectrum Fund	Putnam Mid Cap Value Fund
Emerging Markets Equity Fund	Small Cap Value Fund
Equity Spectrum Fund
Europe Equity Fund	Income
Global Equity Fund	American Government Income Fund
International Capital Opportunities Fund	Diversified Income Trust
International Equity Fund	Floating Rate Income Fund
Investors Fund	Global Income Trust
Multi-Cap Core Fund	High Yield Advantage Fund
Research Fund	High Yield Trust
Income Fund
Money Market Fund*
U.S. Government Income Trust

* An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Tax-free income	Asset Allocation
AMT-Free Municipal Fund	Putnam Asset Allocation Funds — portfolios
Tax Exempt Income Fund	with allocations to stocks, bonds, and
Tax Exempt Money Market Fund*	money market instruments that are adjusted
Tax-Free High Yield Fund	dynamically within specified ranges as
market conditions change.
State tax-free income funds:
Arizona, California, Massachusetts, Michigan,	Asset Allocation: Balanced Portfolio
Minnesota, New Jersey, New York, Ohio,	Asset Allocation: Conservative Portfolio
and Pennsylvania	Asset Allocation: Growth Portfolio

Absolute Return	Putnam RetirementReady Funds — portfolios
Absolute Return 100 Fund	with automatically adjusting allocations to
Absolute Return 300 Fund	stocks, bonds, and money market instruments,
Absolute Return 500 Fund	becoming more conservative over time.
Absolute Return 700 Fund
Putnam RetirementReady 2055 Fund
Global Sector	Putnam RetirementReady 2050 Fund
Global Consumer Fund	Putnam RetirementReady 2045 Fund
Global Energy Fund	Putnam RetirementReady 2040 Fund
Global Financials Fund	Putnam RetirementReady 2035 Fund
Global Health Care Fund	Putnam RetirementReady 2030 Fund
Global Industrials Fund	Putnam RetirementReady 2025 Fund
Global Natural Resources Fund	Putnam RetirementReady 2020 Fund
Global Sector Fund	Putnam RetirementReady 2015 Fund
Global Technology Fund
Global Telecommunications Fund	Putnam Retirement Income Lifestyle
Global Utilities Fund	Funds — portfolios with managed
allocations to stocks, bonds, and money
market investments to generate
retirement income.

Putnam Retirement Income Fund Lifestyle 1
Prior to June 16, 2011, the fund was known as Putnam
RetirementReady Maturity Fund

Putnam Retirement Income Fund Lifestyle 2
Putnam Retirement Income Fund Lifestyle 3
Prior to June 16, 2011, the fund was known as Putnam
Income Strategies Fund

A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund's prospectus.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

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Fund information

Founded over 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Paul L. Joskow	Mark C. Trenchard
Putnam Investment	Kenneth R. Leibler	Vice President and
Management, LLC	Robert E. Patterson	BSA Compliance Officer
One Post Office Square	George Putnam, III
Boston, MA 02109	Robert L. Reynolds	Robert T. Burns
	W. Thomas Stephens	Vice President and
Investment Sub-Manager		Chief Legal Officer
Putnam Investments Limited	Officers
57–59 St James’s Street	Robert L. Reynolds	James P. Pappas
London, England SW1A 1LD	President	Vice President

Marketing Services	Jonathan S. Horwitz	Judith Cohen
Putnam Retail Management	Executive Vice President,	Vice President, Clerk and
One Post Office Square	Principal Executive	Assistant Treasurer
Boston, MA 02109	Officer, Treasurer and
	Compliance Liaison	Michael Higgins
Custodian		Vice President, Senior Associate
State Street Bank	Steven D. Krichmar	Treasurer and Assistant Clerk
and Trust Company	Vice President and
	Principal Financial Officer	Nancy E. Florek
Legal Counsel		Vice President, Assistant Clerk,
Ropes & Gray LLP	Janet C. Smith	Assistant Treasurer and
	Vice President, Assistant	Proxy Manager
Independent Registered	Treasurer and Principal
Public Accounting Firm	Accounting Officer	Susan G. Malloy
PricewaterhouseCoopers LLP		Vice President and
	Beth S. Mazor	Assistant Treasurer
Trustees	Vice President
Jameson A. Baxter, Chair
Ravi Akhoury	Robert R. Leveille
Barbara M. Baumann	Vice President and
Charles B. Curtis	Chief Compliance Officer
Robert J. Darretta
John A. Hill

This report is for the information of shareholders of Putnam Voyager Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

INVESTING FOR OVER 70 YEARS

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

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Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

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269335 9/11

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund’s investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In May 2008, the Code of Ethics of Putnam Investment Management, LLC was updated in its entirety to include the amendments adopted in August 2007 as well as a several additional technical, administrative and non-substantive changes. In May of 2009, the Code of Ethics of Putnam Investment Management, LLC was amended to reflect that all employees will now be subject to a 90-day blackout restriction on holding Putnam open-end funds, except for portfolio managers and their supervisors (and each of their immediate family members), who will be subject to a one-year blackout restriction on the funds that they manage or supervise. In June 2010, the Code of Ethics of Putnam Investments was updated in its entirety to include the amendments adopted in May of 2009 and to change certain rules and limits contained in the Code of Ethics. In addition, the updated Code of Ethics included numerous technical, administrative and non-substantive changes, which were intended primarily to make the document easier to navigate and understand. In July 2011, the Code of Ethics of Putnam Investments was updated to reflect several technical, administrative and non-substantive changes resulting from changes in employee titles.

Item 3. Audit Committee Financial Expert:

The Funds’ Audit and Compliance Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Leibler, Mr. Hill, Mr. Darretta and Ms. Baumann qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

July 31, 2011	$266,517	$--	$11,319	$ —
July 31, 2010	$217,180	$--	$7,768	$4,652*

*	Includes fees of $4,652 billed by the fund’s independent auditor to the fund for procedures necessitated by regulatory and litigation matters for the fiscal year ended July 31, 2010. These fees were reimbursed to the fund by Putnam Investment Management, LLC (“Putnam Management”).

For the fiscal years ended July 31, 2011and July 31, 2010, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $183,701 and $ 417,027 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

All Other Fees represent procedures necessitated by regulatory and litigation matters.

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Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

July 31, 2011	$ —	$173,510	$ —	$ —

July 31, 2010	$ —	$249,107	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Voyager Fund

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: September 28, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: September 28, 2011

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: September 28, 2011